UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2010

FREMONT MICHIGAN INSURACORP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-50926

MI	421609947
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

933 East Main Street, Fremont, MI 49412

(Address of principal executive offices, including zip code)

231-924-0300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modifications to Rights of Security Holders

On May 13, 2010, the Board of Directors of Fremont Michigan InsuraCorp, Inc. (the “Company”) adopted Amendment No. 1 to its Shareholder Rights Agreement. Amendment No. 1 changes the definition of “Acquiring Person” to mean any Person (other than the Company, a wholly owned Subsidiary of the Company or an employee stock ownership or other employee benefit plan of the Company or a wholly owned Subsidiary of the Company) who is a Beneficial Owner of 9.999% or more of the outstanding shares of Common Stock. The Company had initially adopted its Shareholder Rights Agreement on November 1, 2004 with a 15% ownership threshold. A copy of the Amendment No. 1 to the Shareholder Rights Agreement is attached as Exhibit 4.4 to this Form 8-K and is filed herewith in accordance with Item 601(b)(3) of Regulation S-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 13, 2010, the Company held its 2010 Annual Meeting of Shareholders. There were two matters acted on at that meeting:

1) Election of four Class I Directors: The Company’s shareholders elected all four nominees in an uncontested election. The following are the votes cast for, abstained/withheld and non-votes as to each director:

	For	Abstained/Withheld	Non-Votes
Michael A. DeKuiper	896,233	196,781	464,869
Monica C. Holmes	891,198	201,816	464,869
James P. Hallan	907,798	185,216	464,869
Jack A. Siebers	896,348	196,666	464,869

2) Ratification of auditors for 2010: The Company’s shareholders ratified the appointment of BDO Seidman, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2010. The following are the votes cast for, against, abstained/withheld and non-votes on this matter:

For	Against	Abstained/Withheld	Non-Votes
1,545,747	6,150	5,986	—

Item 8.01	Other Events

On May 12, 2010, the Company announced a Letter of Intent regarding a proposed strategic alliance with Northern Mutual Insurance Company, a Michigan mutual property and casualty insurer (“Northern”). A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

On May 17, 2010 Fremont Michigan InsuraCorp, Inc. issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $.04 per share on the common stock of the Company payable on June 30, 2010 to the shareholders of record at the close of business on June 16, 2010. A copy of the press release is attached as Exhibit 99.2 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are furnished herewith:

Exhibit Number	Description

4.4	Amendment No. 1 to Shareholder Rights Agreement effective May 13, 2010

99.1	Press Release dated May 12, 2010 announcing the Letter of Intent

99.2	Press Release dated May 17, 2010 announcing a Quarterly Cash Dividend

The information furnished under Item 8.01 and Exhibits 99.1 and 99.2 of this Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Act, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREMONT MICHIGAN INSURACORP, INC.

Date: May 17, 2010	By:	/s/ Richard E. Dunning
Richard E. Dunning
President and CEO